Exhibit 10.15

Recording Requested by

and when recorded return to:

DECHERT LLP

One Maritime Plaza, Suite 2300

San Francisco, California 94111

Attention: Joseph B. Heil, Esq.

Loan No.: 50-2860793

Parcel No. 88-3-7047-00

FIRST AMENDMENT TO OPEN-END MORTGAGE, SECURITY AGREEMENT,

FINANCING STATEMENT AND ASSIGNMENT OF RENTS

AND TO ASSIGNMENT OF LEASES AND RENTS AND SECURITY DEPOSITS

THIS FIRST AMENDMENT TO OPEN-END MORTGAGE, SECURITY AGREEMENT, FINANCING STATEMENT AND ASSIGNMENT OF RENTS AND TO ASSIGNMENT OF LEASES AND RENTS AND SECURITY DEPOSITS (this “Amendment”) dated as of the 28th day of August, 2013, and effective as of      day of                     , 2013, is entered into by and between ASHFORD PHILADELPHIA ANNEX LP, a Delaware limited partnership (formerly known as Ashford Philadelphia Annex, LLC, a Delaware limited liability company, “Borrower”), with a mailing address at c/o Ashford Hospitality Prime, Inc., 14185 Dallas Parkway, Suite 1100, Dallas, Texas 75254-4308, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE, SUCCESSOR-IN-INTEREST TO BANK OF AMERICA, N.A., AS TRUSTEE, SUCCESSOR-IN-INTEREST TO WELLS FARGO BANK, N.A., AS TRUSTEE FOR THE REGISTERED HOLDERS OF WACHOVIA BANK COMMERCIAL MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-C32 (together with its successors and assigns, “Lender”) with a mailing address c/o Wells Fargo Commercial Mortgage Servicing, Duke Energy Center, 550 South Tryon Street, 14th Floor, Charlotte, NC 28202, Loan No.: 50-2860793, Attn: Asset Manager.

RECITALS

A. Wachovia Bank, National Association (“Original Lender”), made a loan to Borrower, in the original principal amount of Thirty Five Million and 00/100 Dollars ($35,000,000.00) (the “Loan”), as evidenced by that certain Promissory Note, dated as of April 11, 2007 (the “Closing Date”), by Borrower in favor of Original Lender in the original principal amount of the Loan (as may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Note”).

B. The Loan is secured by, among other things, that certain (i) Open-End Mortgage, Security Agreement, Financing Statement and Assignment of Rents (as assigned as set forth below, the “Security Instrument”), by Borrower for the benefit of Original Lender dated as of April 9, 2007, effective as of the Closing Date and recorded on May 10, 2007 in the real property records of the County of Philadelphia in the Commonwealth of Pennsylvania (the “Official Records”) as Document No. 51691064, as assigned by that certain Assignment of Open-End Mortgage, Security Agreement, Financing Statement and Assignment of Rents recorded on November 25, 2008 in the Official Records as Document No. 51996047, as further assigned by that certain Assignment of Open-End Mortgage, Security Agreement, Financing Statement and Assignment of Rents recorded on April 29, 2010 in the Official Records as Document No. 52204365, as further assigned by that certain Assignment of Open-End Mortgage, Security Agreement, Financing Statement and Assignment of Rents recorded on or about the date hereof in the Official Records and (ii) that certain Assignment of Leases and Rents and Security Deposits (as assigned as set forth below and as the same may from time to time be further amended, modified or assigned, the “ALR”), by Borrower for the benefit of Original Lender dated as of April 9, 2007, effective as of the Closing Date and recorded on May 10, 2007 in the Official Records as Document No. 51691065, as assigned by that certain Assignment of Assignment of Leases and Rents and Security Deposits recorded on November 25, 2008 in the Official Records as Document No. 51996048, as further assigned by that certain Assignment of Assignment of Leases and Rents and Security Deposits recorded on April 29, 2010 in the Official Records as Document No. 52204366, as further assigned by that certain Assignment of Assignment of Leases and Rents and Security Deposits recorded on or about the date hereof in the Official Records, such Security Instrument and ALR securing or otherwise encumbering that certain real property, buildings, structures and other improvements, leases and rents, and other property described therein (the “Property”), including the land more particularly described in Exhibit A attached hereto.

C. Lender is the current holder of the Loan, and Wells Fargo Bank, National Association (“Servicer”), as master servicer, services the Loan for and on behalf of Lender.

D. Pursuant to that certain Consent and Acknowledgment Agreement, dated as of the date hereof, by and among Lender, Borrower, Ashford Hospitality Limited Partnership, a Delaware limited partnership (“Ashford LP”), Ashford Hospitality Trust, Inc., a Maryland corporation (together with Ashford LP, and their respective successors and assigns, “Existing Guarantor”), Ashford Hospitality Prime Limited Partnership, a Delaware limited partnership (“Ashford Prime LP”), and Ashford Hospitality Prime, Inc., a Maryland corporation (together with Ashford Prime LP, and their respective successors and assigns, “New Guarantor”) (the “Consent Agreement”), Lender consented to the transfer of equity interests in and reorganization of the ownership of Borrower (the “Reorganization”), as more fully described in the Consent Agreement.

E. In connection with the Reorganization, Borrower and Lender desire to amend the Security Instrument as set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties to this Amendment hereby agree as follows:

AGREEMENT

1. Incorporation. The foregoing recitals are incorporated herein by this reference.

2. Amendments to Security Instrument. The parties hereto agree that the Security Instrument is amended, as of the date hereof, as follows:

(a) Section 1.01 of the Security Instrument is amended as follows:

(i) The term “Transfer” is deleted in its entirety and replaced with the following:

“Transfer” shall mean the conveyance, assignment, sale, mortgaging, encumbrance, pledging, hypothecation, granting of a security interest in, granting of options with respect to, or other disposition of (directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise, and whether or not for consideration or of record) all or any portion of any legal or beneficial interest (a) in all or any portion of the Property; (b) if Borrower or Operating Tenant is a corporation or, if Borrower or Operating Tenant is a partnership and any General Partner is a corporation, in the stock of Borrower, Operating Tenant or any General Partner; (c) in Borrower or Operating Tenant (or any trust of which Borrower or Operating Tenant is a trustee, as applicable); or (d) if Borrower or Operating Tenant is a limited or general partnership, joint venture, limited liability company, trust, nominee trust, tenancy in common or other unincorporated form of business association or form of ownership interest, in any Person having a legal or beneficial ownership in Borrower or Operating Tenant, excluding any legal or beneficial interest in any constituent limited partner, if Borrower or Operating Tenant is a limited partnership, or in any non-managing member, if Borrower or Operating Tenant is a limited liability company, unless such interest would, or together with all other direct or indirect interests in Borrower or Operating Tenant, as applicable, which were previously transferred, aggregate 49% or more of the partnership or membership, as applicable, interest in Borrower or Operating Tenant, as applicable, or would result in any Person who, as of the Equity Transfer Date, did not own, directly or indirectly, 49% or more of the partnership or membership, as applicable, interest in Borrower or Operating Tenant, as applicable, owning, directly or indirectly, 49% or more of the partnership or membership, as applicable, interest in Borrower or Operating Tenant, as applicable, and excluding any legal or beneficial interest in any General Partner unless such interest would, or together with all other direct or indirect interest in the General Partner which were previously transferred, aggregate 49% or more of the partnership or membership, as applicable, interest in the General Partner (or result in a change in control of the management of the General Partner from the individuals exercising such control immediately prior to the conveyance or other disposition of such legal or beneficial interest) and shall also include, without limitation to the foregoing, the following: an installment sales agreement wherein Borrower or Operating Tenant agrees to sell the Property or any part thereof or any interest therein for a price to be paid in installments; an agreement by Borrower or Operating Tenant leasing all or substantially all of the Property to one or more Persons pursuant to a single or related transactions, or a sale, assignment or other transfer of, or the grant of a security interest in, Borrower’s or Operating Tenant’s right, title and interest in and to any Leases or any Rent; any instrument subjecting the Property to a condominium regime or transferring ownership to a cooperative corporation; and the dissolution or termination of Borrower or Operating Tenant or the merger or consolidation of Borrower or Operating Tenant with any other Person.

(ii) The term “Permitted Transfer” is deleted in its entirety and replaced with the following:

“Permitted Transfer” shall mean, (a) Permitted Liens; (b) all transfers of Equipment and other items of personal property as expressly permitted in the Loan Documents; (c) transfers of direct and indirect interests in Borrower (other than interests held by a General Partner) and/or in a General Partner to one or more Affiliates of Borrower; (d) transfers, issuances, conversions, pledges and redemptions of capital stock and partnership interests in any Joint Venture Parent Entity (or their respective successors), in the ordinary course of business and not in connection with a tender offer, merger or sale of such Persons; (e) the merger or consolidation of any Joint Venture Parent Entity (or their respective successors) whereby such Joint Venture Parent Entity is the surviving entity in such merger or consolidation, provided that, subsequent to a Securitization, each Rating Agency shall have delivered written confirmation that any ratings issued by the Rating Agency in connection with a Securitization will not, as a result of the proposed merger or consolidation, be downgraded from the then current ratings thereof, qualified or withdrawn; provided in each of the foregoing events, (i) ultimate Control of Borrower and Operating Tenant remains with the same Persons which ultimately Controlled Borrower and Operating Tenant as of the Equity Transfer Date, (ii) in the event that any Person which as of the Equity Transfer Date does not own 49% or more of the direct or indirect interests in Borrower, Borrower’s General Partner or Operating Tenant, as applicable, obtains a 49% or greater direct or indirect interest in Borrower, Borrower’s General Partner or Operating Tenant, Borrower shall deliver a substantive non-consolidation opinion to Lender in form and substance and from counsel reasonably acceptable to Lender; provided that the terms of this clause (ii) shall not apply if such Person is a Joint Venture Parent Entity and such Joint Venture Parent Entity owns all of its indirect interests in Borrower, Borrower’s General Partner or Operating Tenant, as applicable, pursuant to its owning direct or indirect interests in Ashford Prime LP, and (iii) no Transfer may be to a Prohibited Person; and (f) the foreclosure of any pledge (other than by a Prohibited Person) of any indirect equity interests in Borrower, Borrower’s General Partner or Operating Tenant held by Ashford Hospitality Trust, Inc., Ashford OP General Partner LLC, Ashford OP Limited Partner LLC or Ashford Hospitality Limited Partnership granted to secure a senior credit facility made to any such parties (but only to the extent that such pledge consists of a pledge by Ashford Hospitality Trust, Inc., Ashford OP General Partner LLC, Ashford OP Limited Partner LLC or Ashford Hospitality Limited Partnership, as applicable, of its direct or indirect limited partnership interests in Ashford Prime LP); provided that following each of the events contemplated by clauses (a) through (f), (i) Ashford Prime REIT shall at all times continue to Control Ashford Prime LP and (ii) Ashford Prime LP shall at all times continue to Control, and own (directly or indirectly) at least 51% of the equity interests of, Borrower, Borrower’s General Partner and Operating Tenant.

(iii) The term “Single Purpose Entity” is deleted in its entirety and replaced with the following:

“Single Purpose Entity” shall mean a corporation, partnership, joint venture, limited liability company, trust or unincorporated association, which is formed or organized solely, with respect to Borrower, for the purpose of holding, directly, an ownership interest in the Property, with respect to Operating Tenant, holding an interest in the Property, or, with respect to any General Partner, holding an ownership interest in and managing a Person which holds an ownership or other interest in the Property; does not engage in any business unrelated to, with respect to Borrower and Operating Tenant, the Property, and with respect to any General Partner, its interest in Borrower or Operating Tenant, as applicable; does not have any assets other than those related to either, with respect to Borrower and Operating Tenant, its interest in the Property and, with respect to any General Partner, its interest in Borrower or Operating Tenant, as applicable, or any indebtedness other than as permitted by this Security Instrument or the other Loan Documents; has its own separate books, records and accounts, in each case which are separate and apart from the books, records and accounts of any other Person; holds itself out as being a Person separate and apart from any other Person; and otherwise satisfies the criteria of the Rating Agencies, as in effect on the Closing Date and as provided in Section 2.02(g) of this Security Instrument, for a special-purpose bankruptcy-remote entity.

(b) Section 1.01 of the Security Instrument is amended by adding the following definitions in the appropriate location in such section according to alphabetical order:

“Ashford Prime LP” shall mean Ashford Hospitality Prime Limited Partnership, a Delaware limited partnership.

“Ashford Prime REIT” shall mean Ashford Hospitality Prime Inc., a Maryland corporation.

“Equity Transfer Date” shall mean                      2013.

“Guaranty” shall mean that certain Guaranty dated as of April 11, 2007 by Ashford Hospitality Limited Partnership, a Delaware limited partnership, and Ashford Hospitality Trust Inc., a Maryland corporation, for the benefit of Lender, as the same may be amended, supplemented, replaced, joined or otherwise modified from time to time.

“Joint Venture Parent Entity” shall mean each of the following entities: Ashford Hospitality Trust, Inc., a Maryland corporation, Ashford OP General Partner LLC, a Delaware limited liability company, Ashford OP Limited Partner LLC, a Delaware limited liability company, Ashford Hospitality Limited Partnership, a Delaware limited partnership, Ashford Prime REIT, Ashford Prime OP Prime General Partner LLC, a Delaware limited liability company, Ashford Prime OP Limited Partner LLC, a Delaware limited liability company, Ashford Prime LP, and Ashford Prime TRS Corporation, a Delaware corporation.

(c) Section 2.02(g)(xi) of the Security Instrument is amended by deleting the phrase, “Operating Tenant has preserved and maintained and will preserve and maintain its existence as a Delaware limited partnership” and substituting the phrase, “Operating Tenant has preserved and maintained and will preserve and maintain its existence as a Delaware limited liability company”.

(d) Section 2.02(g)(xix) of the Security Instrument is amended by deleting the phrase, “that certain opinion letter relating to substantive non-consolidation dated as of the date hereof (the “Insolvency Opinion”)” and substituting the phrase, “that certain opinion letter relating to substantive non-consolidation dated as of the Equity Transfer Date (as may from time to time be amended, restated, supplemented, replaced or otherwise modified, the “Insolvency Opinion”)”.

(e) Section 2.02(v) of the Security Instrument is amended by deleting the first sentence in its entirety and replacing it with the following:

Borrower’s exact legal name is Ashford Philadelphia Annex LP, a Delaware limited partnership. Borrower’s tax identification number is 52-2064094. Borrower’s place of business and chief executive office is located at 14185 Dallas Parkway, Suite 1100, Dallas, TX 75254.

(f) Section 2.09(b) of the Security Instrument is amended by inserting the phrase “and Ashford Hospitality Prime, Inc.” following the phrase, “Ashford Hospitality Trust Inc.”

(g) Section 9.01 of the Security Instrument is amended by deleting the last sentence and substituting the following:

In addition, except for a Permitted Encumbrance, Borrower shall not further encumber and shall not permit the further encumbrance in any manner (whether by grant of a pledge, security interest or otherwise) of Borrower or Operating Tenant of any direct or indirect interest in Borrower or Operating Tenant except as expressly permitted pursuant to this Security Instrument.

(h) Section 9.03 of the Security Instrument is amended by deleting the last sentence and substituting the following:

This provision shall apply to every Transfer or further encumbrance of the Property or any part thereof or interest in the Property or direct or indirect interest in Borrower or Operating Tenant regardless of whether voluntary or not, or whether or not Lender has consented to any previous Transfer or further encumbrance of the Property or direct or indirect interest in Borrower or Operating Tenant.

[Remainder of page intentionally left blank]

(i) Section 11.01 of the Security Instrument is amended by deleting all addresses for Lender and Borrower and replacing them with the following:

If to Lender:

U.S. Bank National Association, as Trustee,

successor-in-interest to Bank of America, N.A., as

Trustee, successor-in-interest to Wells Fargo Bank,

N.A., as Trustee for the Registered Holders of

Wachovia Bank Commercial Mortgage Trust,

Commercial Mortgage Pass-Through Certificates,

Series 2007-C32

c/o Wells Fargo Commercial Mortgage Servicing

Duke Energy Center

550 S. Tryon Street, 14th Floor

Charlotte, North Carolina 28202

Loan No.: 50-2860793

Attention: Asset Manager

With a copy to:	Dechert LLP One Maritime Plaza, Suite 2300 San Francisco, CA 94111 Attention: Joseph B. Heil, Esq.

If to Borrower:	Ashford Philadelphia Annex LP c/o Ashford Hospitality Prime, Inc. 14185 Dallas Parkway, Suite 1100 Dallas, TX 75254 Attn: General Counsel Telecopy No.: (972) 490-9207 Confirmation No.: (972) 778-9207

with a copy to:	Andrews Kurth, LLP 1717 Main Street, Suite 3700 Dallas, TX 75201 Attn: Brigitte Kimichik, Esq. Telecopy No.: (214) 659-9605 Confirmation No.: (214) 659-4441

3. Omnibus Amendments to Security Instrument and to ALR.

(a) All references to the terms “Lender,” “Mortgagee” or “Assignee,” as used in the Security Instrument and the ALR, shall be deemed to refer to Lender, as defined in this Amendment.

(b) All references to the terms “Borrower,” “Mortgagor” or “Assignor,” as used in the Security Instrument and the ALR, shall be deemed to refer to Borrower, as defined in this Amendment.

(c) All references to the term “Guarantor,” as used in the Security Instrument and the ALR, shall be deemed to refer to Existing Guarantor and New Guarantor, collectively, and jointly and severally, as each are defined in this Amendment.

(d) All references to the term “Loan Documents,” as used in the Security Instrument and the ALR, shall be deemed to refer to the term “Loan Documents” as such term is defined in the Consent Agreement and including all other agreements, instruments, certificates or documents executed and delivered by Borrower or any Affiliate of Borrower in connection with the Loan, as the same may be amended, supplemented, replaced, extended or otherwise modified from time to time.

4. Representations and Warranties of Borrower. Without limiting in any way any representation or warranty in any Loan Document, Borrower represents and warrants that, as of the date hereof:

(a) Borrower has the requisite limited partnership power to execute and deliver, and perform its obligations under, this Amendment;

(b) this Amendment has been duly authorized, executed and delivered by Borrower; and

(c) this Amendment is a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, subject to bankruptcy, insolvency and other limitations on creditors’ rights generally and to equitable principles.

5. Severability. In case any provision of this Amendment shall be invalid, illegal, or unenforceable, such provision shall be deemed to have been modified to the extent necessary to make it valid, legal, and enforceable. The validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

6. Modifications. None of the terms of this Amendment may be modified, waived, altered, amended, supplemented, extended, consolidated, replaced, exchanged or otherwise changed except by an instrument in writing duly executed by all of the parties hereto.

7. Successors and Assigns. This Amendment shall bind and inure to the benefit of and be enforceable by the parties hereto, their heirs, legatees, devisees, administrators, executors, and permitted successors and assigns; provided that Borrower may only assigns its rights and obligations hereunder to the extent expressly permitted by the Loan Documents.

8. Counterparts. This Amendment may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

9. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE TERMS AND CONDITIONS OF SECTION 18.13 OF THE SECURITY INSTRUMENT.

10. Descriptive Headings. The descriptive headings of this Amendment are inserted for convenience only and do not constitute a part of this Amendment.

11. References. Any references to the term “Security Instrument”, “Deed of Trust” or “Mortgage” in any of the Loan Documents shall hereafter mean the Security Instrument as defined herein and as amended by this Amendment, as the same may be subsequently assigned, amended, modified, altered, supplemented, extended, consolidated, or replaced from time to time. This Amendment shall constitute a “Loan Document” under, and for purposes of, the Security Instrument and each other Loan Document. Any capitalized term used herein, but not defined herein, shall have the meanings ascribed to such term in the Security Instrument.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:

ASHFORD PHILADELPHIA ANNEX LP, a Delaware limited partnership

By:	Ashford Philadelphia Annex GP LLC, a Delaware limited liability company, its general partner

By:
		Name:	David Brooks
		Title:	Vice President

Borrower’s Organizational Number:

2809653

[Signatures continued on next page]

STATE OF TEXAS	)

COUNTY OF DALLAS	)

On                     , 2013 before me,                     , notary public, personally appeared                                         , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature of Notary:

(seal)

LENDER:

U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE, SUCCESSOR-IN-INTEREST TO BANK OF AMERICA, N.A., AS TRUSTEE, SUCCESSOR-IN-INTEREST TO WELLS FARGO BANK, N.A., AS TRUSTEE FOR THE REGISTERED HOLDERS OF WACHOVIA BANK COMMERCIAL MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-C32

By:	Wells Fargo Bank, N.A., as successor by merger to Wachovia Bank, N.A., solely in its capacity as Master Servicer, as authorized under that certain Pooling and Servicing Agreement dated as of June 1, 2007

By:
Name:
Title:

STATE OF	)

COUNTY OF	)

On                     , 2013 before me,                     , notary public, personally appeared                                         , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument. I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature of Notary:

(seal)

The undersigned certifies that the residence of Lender is:

c/o Wells Fargo Commercial Mortgage Servicing

Duke Energy Center

550 South Tryon Street, 14th Floor

Charlotte, NC 28202

LENDER:

U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE, SUCCESSOR-IN-INTEREST TO BANK OF AMERICA, N.A., AS TRUSTEE, SUCCESSOR-IN-INTEREST TO WELLS FARGO BANK, N.A., AS TRUSTEE FOR THE REGISTERED HOLDERS OF WACHOVIA BANK COMMERCIAL MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-C32

By:	Wells Fargo Bank, N.A., as successor by merger to Wachovia Bank, N.A., solely in its capacity as Master Servicer, as authorized under that certain Pooling and Servicing Agreement dated as of June 1, 2007

By:
Name:
Title:

Exhibit A

(Legal Description)